Exhibit 10.53

**** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

LONG TERM CO-OPERATION AGREEMENT AND

OEM PURCHASING CONTRACT FOR SOLAR MODULES

Buyer:	ILB HELIOS AG Chamerstrasse 175 CH-6300 ZUG, Switzerland and ILB HELIOS SPAIN S. A. C/ Alvarez de Baena 4, planta baja 28006 MADRID, Spain

Seller:	JINKO SOLAR CO., LTD.
No. 1 Jingke Road, Shangrao Economic Development Zone, Jiangxi Province, China

The undersigned parties have the intention to conduct transaction according to the terms and conditions stipulated below.

1. Cooperation scope

The Buyer and Seller will establish long term cooperation in solar business.

This means they will develop the business together:

a) The seller will produce Swiss Brand modules ILB-Helios for the buyer.

b) The seller will manufacture top quality modules in China. The seller will support the buyer. The buyer supports the seller.

c) Sales of ILB-Helios products in European market will be done by the buyer.

d) Develop the future products and market together.

e) The seller and buyer will develop also new products together

f) For a coordination of the sales, the buyer and the seller will have an open communication.

g) All parties agree it is helpful to develop a strong cooperation or integrate some additional activities into the seller or the buyer business scope.

h) The buyer intends to buy from minimal 52 MW up to 60 MW of the ILB-Helios products per year. The seller is able to manufacture the demands of the buyer.

i) The seller will make sure they will get all certificates (IEC61215, Safety Class II and CE Declaration and also the new IEC 61730), and make the minimum system voltage of 1000V for all module types later, and the factory inspection by an IEC-accredited institute.

Products: Mono or Poly-crystalline solar modules with the brand ILB-HELIOS with output 180Wp and higher with top-quality cells made by leading cell manufacturers (JA, China Sunergy, Motech, Jinko); other cell manufacturers must be approved by the Buyer on an individual basis. The seller will inform the Buyer about the used cells and materials for each order in advance.

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The buyer must know all used materials. Every change must be reported to the buyer.

The buyer and the EU costumer prefer international materials like Junction Box with original MC-4, no copy products connectors from any supplier also the TPT, EVA Film and interconnecting and buss ribbon must be from well known manufacturers.

2. Specifications:

The seller should manufacture a different range according to the seller’s data sheets of different types of ILB Helios solar modules. (As attachment A in this sales contract.)

3. The seller’s Certificates and Specs:

IEC 61215, 61730 (as attachment B in this sales contract)

CE Declaration (as attachment C in this sales contract)

ISO 9001/14001 (as attachment D in this sales contract)

Material list for ILB HELIOS OEM according to the attachment E

4. Price and payment terms:

a)	Prices:

- OEM Laminates:

- OEM Modules with frame and without Junction box:

	Lamination Euro/Wp CIF Valencia	Lamination with frame and without junction box Euro/Wp CIF Valencia
Mono180w	****	****
Poly220-230w	****	****

b)	Payment terms for each shipment: Recycle Irrevocable L/C at 60days should be issued after each contract signed and before production. All banking charges including reimbursing bank’s charges outside China, if any, are for buyer’s account.

c)	The price is fixed for each contract will and can not be changed during the supply period.

d)	If the market price change in a range bigger than +/- 5%, the prices reflected on the point 4.a) will be adjusted by both parties according to the new situation.

e)	For price benchmarking related to the point 4.d), the following companies will be considered as the basis for the new calculation:

- CSI

- YINGLI

- SUNTECH

f)	Currency Fluctuation: Furthermore all pricing shall be benchmarked against an agreed currency exchange rate upon conclusion of the each individual Purchase Order. Should the exchange rate between the RMB and Euro fluctuate above or below agreed-upon 5% of the exchange rate of the day signing this Agreement, then the selling price shall be adjusted to reflect the corresponding rate change.

****	Confidential material omitted and filed separately with the Commission.

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5. Quantity:

a)	NA 220-230W-P	**** MW from March to July and **** MW July to Nov 2010
b)	NA 180W-M	**** MW from March to Nov.

The exact quantity and delivery plan will be negotiated for each purchase order.

6. Bank information and commercial documentation

a) Advising Bank has to be assigned by the seller as following:

Bank information:

NAME: BANK OF CHINA, JIANGXI BRANCH

43 SHENGLI ROAD, SHANGRAO, JIANGXI PROVINCE, CHINA

SWIFT: BKCHCNBJ550

BENEFICIARY: JINKO SOLAR CO.,LTD.

NO. 1 Jinko Road,Shangrao Economic Development Zone, Jiangxi Province, CHINA

b)	The terms of detail in L/C issued by buyer must follow the International Commerce Practice.

c)	Commercial Documents list:

1)	Signed Commercial Invoice by e-Mail or Fax

2)	Freight documents:

- Packing List: 3 originals + 3 copies

- Certificate of Transport Insurance for 110% value: 2 originals + 2 copies

- Bill of Lading: 3 originals + 3 copies

3)	Flash test as Excel sheet and 1 time as PDF format per DHL, signed and stamped by seller or as pdf scan.

4)	The seller’s quality control report for each pallet and container

5)	Certificate of Origin issued the seller

7. Packing according to the buyer’s instructions (Modules per container/pallets)

All goods shall be packed into quarantined carton box and the gap between modules will be filled with cardboards to prevent damage from dampness, rust, moisture, erosion and shock, and shall be suitable for ocean transport, on deck/not on deck, multimodal transport, and container transport.

For packing instructions, please see attachment F

The Seller shall be liable for any damage and loss of the goods attributable to inadequate or improper packaging. The shipment will be in 40’ container depending on quantity.

****	Confidential material omitted and filed separately with the Commission.

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8. Warranty

Degradation after 30 days sunshine compared to the flash report should be less than ****%.

Degradation per year after 30 days sunshine, not more than ****%. In any case, the terms shown bellow must apply.

Warranty and Limited Guarantee Statement as document attached to this cooperation agreement. Main point of the letter of warranty: the manufacture guarantees output power of PV modules is more than ****% of the minimum peak power within the first 10 years, and more than ****% in 25 years. The product guarantee is 5 years. The guarantees start from the CIF date. In a guarantee case the seller will compensate according to the ILB company guarantee letter: (attachment G).

9. Wattage of the Products:

In any case the modules must be according to the data sheet and in the output tolerance within ****watts.

The module class out put tolerance will be:

a.	180Wp ****W
b.	185Wp ****W
c.	190Wp ****W
d.	220Wp ****W
e.	230Wp ****W and so on

10. Delivery Plan:

Detailed delivery plan will be timely provided by the seller and confirmed by buyer, being the first shipment after 15 days of opening LC.

Product	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Total
Mono -180W	****	****	****	****	****	****	****	****	****	****
Multi 220-230W	****	****	****	****	****					****
ST-in MW	****	****	****	****	****	****	****	****	****	52

Note: product unit: MW (Mega Watt)

For the avoidance of any doubt, Buyer shall place each order of every coming month set in above graph in the last week of the last month. In addition, ordered product quantity of each month shall not surpass the range bigger than ****% of the stipulated quantity.

11. Insurance:

The Seller is responsible for the sea transport insurance.

****	Confidential material omitted and filed separately with the Commission.

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12. Terms needed to be accepted in sales contract:

a)	Masterpiece for flash reporting: The buyer and the seller will calibrate 4 solar modules per product type in each factory and finally every factory will get 2 pieces as reference modules for this purpose.

In case of official claims from customers:

b)	The buyer has right to choose any modules for output performance test in IEC-accredited institute the TUV in Köln, Germany. All parties should accept the test result the institute.

c)	The IEC-accredited institute is only TUV in Köln, Germany, who is the only party to judge the performance of the modules.

d)	If the buyer gets any claim from customer / end user about a difference between the flashing report from the seller and the TÜV Institute’s test report, the buyer will claim the difference. The buyer will test 8 modules per container. The medium difference between the results of the TÜV Institute’s measurement and the seller’s flash report for these 8 modules will be the final result for the calculation of the whole container’s Wp power. Random check, the Buyer choices 4 modules and the Seller another 4 from the flash test list.

e)	In case of compensation, the Seller will pay back the compensation amount or supply more modules according to the final costumer’s decision within **** days after they get the TÜV Institute’s test report, for the shortage of wattage.

f)	The seller will use only the materials according to the material list provided by Seller indicated as per attachment E and the seller will inform the buyer about any change of these materials which will always require the buyer’s confirmation.

g)	The seller will use TÜV Institute or Frauenhofer Institute to calibrate the master module and calibrate the flasher every **** hours with the master module.

h)	In any case of claims regarding the product warranty, the Seller will replace the product within **** days CIF and in dispute, the TÜV Khoeln criteria will be determinant.

i)	The ILB HELIOS warranty letter is fully accepted by the Seller.

j)	The Seller establishes a clear test and inspection plan which must be confirmed and followed by the Buyer. Attachment H

k)	The Seller has the right to verify the origin of the materials as per the original documentation from the different material suppliers.

13. Delivery Terms & Conditions

13.1	The Seller assumes the packaging and labelling of the modules with the ILB HELIOS Brand and bears the cost of this packaging and labelling. The modules will be packed for long distance transport by see as per best industry practice as per ILB HELIOS packing standard procedure.

13.2	The CIF transport cost and insurance cost are for the seller’s account.

****	Confidential material omitted and filed separately with the Commission.

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13.3	Transport breakage: Up to ****% module breakage in the packaging, based on monthly deliveries, is permissible. The Seller shall replace any further broken modules in the packaging, assuming correct transport and handling, on re-delivery of the broken modules, in accordance with the stipulations of this contract. The insurance shall bear the consequential costs, as far this is necessary. The exchange of the broken modules will be done by the seller within **** days after they arrive.

14. Inspection and claims

The Buyer has the right to have a quality permanent supervisor in the factory. At any time, the Buyer can perform any inspection of the goods in the Seller’s facilities before the delivery of the product. The Seller will inform the Buyer **** days before delivery so he may organise inspection.

Any claim to be presented by the Buyer to the Seller must be done within **** days after CIF.

15. Insurance and transport information

The Seller will inform the Buyer not less than 5 days before shipment, about the name, nationality of the carrying vessel with the order number of each shipment by fax or e-mail. The seller is responsible for the transport insurance.

16. Force-majeure

Neither of the contractual Parties shall be liable for not fulfilling the present Contract as a result of force majeure, particularly natural disasters such as typhoons, earthquakes, tsunamis, hurricanes, floods, war, act of terrorism, riot, civil disturbance, insurrection, military uprising and act of public enemy. In such events, the Parties shall contact each other without delay with appropriate documentary evidence within 15 days of the occurrence of the event and discuss the measures to be taken. After receipt of the information, the obligations of the Parties shall be suspended. Nevertheless, the Parties undertake to re-enable the contract’s fulfilment by all technical and economically reasonable means. If the Force-majeure event should continue beyond 60 days, either of the party shall have the right to terminate this Agreement by written notice.

17. Termination

17.1	Neither party can terminate the contract without the other party’s agreement after this contract enters force save as the incurrence of the events in clause 17.2 hereunder.

17.2	This Agreement can only be terminated in the event of:

a) Expiration of the term agreed between the parties for the supply of the products from March 2010 to November 2010.

b) The Seller’s failure to comply with its obligations of supply under this Agreement, always provided that the Seller fails to remedy the default or the breach within a period of 30 days after being required to do so by written notice by the Buyer

c) The Buyer’s failure to comply with its obligations of payment under this Agreement, always provided that the Buyer fails to remedy the default or the breach within a period of 30 days after receiving written notice from the Seller.

****	Confidential material omitted and filed separately with the Commission.

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d) written consent by both parties.

e) The termination of this Agreement will not prejudice the obligations of the parties contained herein that have effects after termination, which obligations shall remain in force until they have fully been complied with.

18. Arbitration:

In case any dispute occurs, both Parties should negotiate friendly and the results would be fixed as appendix of the frame contract.

19. Any party of this contract has no right to transfer any right or obligation without the express written approval of the other party.

20. Confidentiality

Both Parties agree to maintain confidentiality concerning the details of the present Contract, except in the event where a disclosure: (i) is necessary for the Buyer to the financial institutions for the purpose of financing the Contract; (ii) is required by applicable law either of each party’s country; (iii) is required by court order or by stock exchange authorities. The Parties shall make provisions that employees and third Parties entrusted with implementing the contract are bound to this obligation of secrecy. This also applies to the presentation of this contract for legal examinations or audits by legal consultants and tax advisors, investors and banks.

21. Final Provisions

This Contract is subject to the United Nations Convention on Contracts for the International Sale of Goods (CISG). In case no settlement can be reached through negotiations, the case then will be submitted for arbitration to China International Economic & Trade Arbitration Commission, in accordance with the “Provisional Rules of Procedure of China International Economic & Trade Arbitration Commission”. The arbitration shall take place in Beijing and the decision rendered by the said Commission shall be final and binding upon both parties, neither party shall seek recourse to a law court or other authorities for revising the decision. The arbitration fee shall be borne by the losing party. The arbitration proceedings shall be conducted in the English language.

ii)	This agreement replace all previous agreements, oral or written, between the Parties. No agreements shall be made outside of this contract. Alterations and additions shall be made in writing.

iii)	Should any stipulation of this contract be or become invalid, this shall not affect the validity of the remaining stipulations. The Parties undertake to replace the invalid stipulation with another, which is as close as possible in its economic effects to the stipulation to be replaced. This also applies to filling gaps in the contract.

iv)	Notification in accordance with this agreement, whatever its purpose, must be sent by registered mail to the address mentioned on the top of the present agreement, except otherwise agreed by the parties.

v)	If there is any difference between the terms of any contract signed based on the frame agreement and the terms of the frame agreement, the potency of the terms of the contract is higher than the terms of the frame agreement.

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22. Chubb Insurance Certificates (Attachment I)

This Contract is in 2 copies and will become since being signed/sealed by the parties concerned.

Buyer:	ILB Helios Spain S.A. (ILB Helios member) C/ Alvarez de Baena 4, planta baja 28006 MADRID, Spain

Date: January 15, 2010	Signature:
	Name:	Guenther Stonig

	Signature:	/s/ Manuel Núñez
	Name:	Manuel Núñez

Seller:	Jinko Solar Co., Ltd. No.1 Jingke Road, Shangrao Economic Development Zone, Jiangxi Province, China

Date:	Signature:	/s/ Kangping Chen
Name:

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